UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 8, 2006 (March 2, 2006)

BROWN SHOE COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)
8300 Maryland Avenue, St. Louis, Missouri 63105 (Address of Principal Executive Office)
Registrant’s telephone number, including area code: (314) 854-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Executive Compensation

On March 2, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Brown Shoe Company, Inc. (the “Company”) approved the following actions with regard to the compensation of the executive officers who were named in the Summary Compensation Table of the Company’s 2005 Proxy Statement (the “2005 Named Executive Officers”) and who will be named in the Summary Compensation Table of the Company’s 2006 Proxy Statement (the “2006 Named Executive Officers”):

Fiscal 2005 and Fiscal 2006 Base Salary. The Compensation Committee approved the base salaries of the 2005 and 2006 Named Executive Officers, to become effective on March 19, 2006, after a review of performance and competitive market data. A summary of the salaries for the 2005 and 2006 Named Executive Officers for fiscal 2005 and fiscal 2006 is attached as Exhibit 10.1 hereto and is hereby incorporated by reference.

Annual Incentive Compensation Earned in Fiscal 2005. The Compensation Committee approved annual cash bonus awards earned during fiscal 2005 and paid in fiscal 2006 for the 2005 and 2006 Named Executive Officers under the Company’s Incentive and Stock Compensation Plan of 2002, as amended (the “Plan”). The bonus awards were earned based upon the achievement of performance goals established early in fiscal 2005, which were reviewed and approved by the Compensation Committee. The amounts of the bonus awards are as follows: Ronald A. Fromm − $980,800; Diane Sullivan − $721,200; Joseph W. Wood − $533,200; David H. Schwartz − $448,900; Gary M. Rich − $406,900; and Andrew M. Rosen − $404,200.

Annual Incentive Compensation Goals for Fiscal 2006. The Compensation Committee approved the cash bonus award targets, as a percent of salary, for the 2006 Named Executive Officers for fiscal 2006 under the Plan. The Compensation Committee also approved the Company and divisional performance goals. If those goals are met, then each such executive officer will earn a percentage of the targeted bonus, and the targeted bonus may be decreased if the executive officer does not achieve individual objectives. The bonus award targets for the 2005 and 2006 Named Executive Officers for fiscal 2006 are attached as Exhibit 10.3 hereto and are hereby incorporated by reference.

Grant of Stock Options. The Compensation Committee approved the grant of 10,000 stock options to Diane Sullivan under the Plan and did not grant stock options to any of the other 2005 and 2006 Named Executive Officers. The options have an exercise price of $47.71 per share, vest in equal installments over four years and generally may be exercised over a period of ten years and only while the officer is an employee. The grant of options was made pursuant to the terms of the Plan and the terms of an Incentive Stock Option Award Agreement and a Non-Qualified Stock Option Award Agreement.

Grant of Restricted Stock. The Compensation Committee approved the grant of shares pursuant to the following restricted stock awards to the 2005 and 2006 Named Executive Officers under the Plan: Ronald A. Fromm − 15,000; Diane Sullivan − 12,500; Joseph W. Wood − 4,000; David H. Schwartz - 0; Gary M. Rich − 3,000; and Andrew M. Rosen - 9,000. The restrictions on the restricted stock awards lapse four years from the date of the grant.

No Payouts of Long-Term Incentive Performance-Based Awards. There were no payments made to the 2005 Named Executive Officers or the 2006 Named Executive Officers with respect to certain long-term incentive performance-share awards, which were granted pursuant to the Plan during fiscal 2003, as the Company did not meet its performance goals over the fiscal 2003 through fiscal 2005 period.

Other Compensation Information. The Company will provide additional information regarding the compensation paid to the 2006 Named Executive Officers in the Company’s 2006 Proxy Statement, which is expected to be filed with the Securities and Exchange Commission in April, 2006.

Director Compensation

On March 2, 2006, the Governance and Nominating Committee recommended that compensation to directors remain the same for fiscal 2006, except to adjust the number of restricted stock units granted for the year to non-employee directors. The Board is expected to approve the recommendation, and when that compensation package is approved by the Board, including any changes, it will be reported by the Company.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 2, 2006, the Board of Directors of the Company elected Michael F. Neidorff as a director to fill the vacancy created by the bylaw amendment increasing the number of directors described in Item 5.03 of this Current Report on Form 8-K, with a term to expire at the Company’s annual meeting of stockholders in 2006, or until his successor has been duly elected and qualified.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 2, 2006, the Board of Directors of the Company adopted the following amendments to the Company’s Bylaws: (a) Article II, Section 1, to increase the number of directors from ten to eleven, (b) Article VI, Sections 1 and 2, to allow share interests to be uncertificated and accommodate related transfer documentation;. and (c) certain minor word changes.

Item 8.01 Other Events.

On March 2, 2006, the Board of Directors authorized a 3-for-2 split of the Company's Common Stock, to be effected in the form of a stock dividend of one share of the Company's Common Stock for every two shares outstanding. The record date for the stock split is March 17, 2006 and the payment date is April 3, 2006. Cash will be paid in lieu of fractional shares based on the closing price of the Company's common stock on the record date, as adjusted for the stock dividend.

The Board of Directors also approved anti-dilutive adjustments to the shares reserved for issuance under the Company’s (i) Stock Option and Restricted Stock Plan of 1994, as amended, (ii) Stock Option and Restricted Stock Plan of 1998, (iii) Incentive and Stock Compensation Plan of 1999, as amended, and (iv) Incentive and Stock Compensation Plan 2002, as amended; and made anti-dilutive and other equitable adjustments to the terms of outstanding options, performance share awards and restricted stock unit awards.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

See exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: March 8, 2006	/s/ Michael I. Oberlander
Michael I. Oberlander
Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No. Exhibit

Exhibit No.	Exhibit
3.1	Bylaws, effective March 2, 2006, filed herewith
10.1*	Summary of the salaries for the named executive officers of the registrant, filed herewith
10.2(a)*	Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, incorporated by reference to Exhibit C to the registrant’s definitive proxy statement dated April 16, 2002
10.2(b)*	Amendment to Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, incorporated by reference to Exhibit B to the registrant’s definitive proxy statement dated April 15, 2005
10.3*	Summary of the target bonus award levels for the named executive officers of the registrant, filed herewith
10.4*
Form of Incentive Stock Option Award Agreement under the Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, incorporated by reference to Exhibit 10.4 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2004

10.5*
Form of Non-Qualified Stock Option Award Agreement under the Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, incorporated by reference to Exhibit 10.3 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2004

10.6*	Form of Restricted Stock Award Agreement under the Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, filed herewith

* Denotes management contract or compensatory plan arrangements.